Conquer Risk Managed Volatility Fund
		Schedule of Investments
	March 31, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Fixed Income
185,429	BondBloxx CCC Rated USD High Yield Corporate Bond ETF	$ 7,229,895
495,583	iShares U.S. Fallen Angels USD Bond ETF	13,311,359
310,573	Simplify High Yield PLUS Credit Hedge ETF	7,119,576
1,451,897	SPDR® Nuveen Bloomberg High Yield Municipal Bond ETF *	37,299,234
822,145	SPDR® Portfolio High Yield Bond ETF	19,287,522
634,664	VanEck Emerging Markets High Yield Bond ETF	12,109,389
457,966	VanEck Fallen Angel High Yield Bond ETF	13,290,173

Total for Exchange Traded Funds (Cost - $108,369,958)		109,647,148	89.98%

MONEY MARKET FUNDS
12,435,136	First American Treasury Obligations Fund	12,435,136	10.20%
	- Class X 5.22% +

Total for Money Market Funds (Cost - $12,435,136)

	Total Investments (Cost - $120,805,094)	122,082,284	100.18%

	Liabilities in Excess of Other Assets	(225,146)	-0.18%

	Net Assets	$121,857,138	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
https://www.ssga.com/us/en/intermediary/etfs/funds/spdr-nuveen-bloomberg-high-yield-municipal-bond-etf-hymb
+ The rate shown represents the 7-day yield at March 31, 2024.